Exhibit 10.28

AMENDMENT NO. 1 TO

ASSET PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 to ASSET PURCHASE AGREEMENT is dated as of July 16, 2016 (this “Amendment”) and amends the Asset Purchase Agreement, dated as of February 23, 2016 (the “Agreement”) by and among CFFC PROMOTIONS, LLC, a New Jersey limited liability company (“Seller”), Robert J. Haydak, an individual and resident of the State of New Jersey (“Haydak”), and Michael V. Constantino, an individual and resident of the State of New Jersey (“Constantino”, and together with Haydak, the “Members”), and ALLIANCE MMA, INC., a Delaware corporation (“Buyer”). Capitalized terms not defined in this Amendment have the meanings set forth in the Agreement.

WHEREAS, Seller, Buyer and the Members have agreed that it is in their best interests to amend the terms of the Agreement; and

WHEREAS, pursuant to Section 12.6 of the Agreement, Seller, Buyer and the Members may amend the Agreement by an instrument in writing signed by all of the parties hereto.

NOW, THEREFORE, in consideration of the foregoing premises and the respective terms and conditions contained herein, the receipt and sufficiency of which is hereby acknowledged, Parent and the Buyer hereby agree as follows:

1.             Amendment. Section 11.1 (d) of the Agreement is hereby amended as follows:

(d)          by Buyer or Seller if the Closing has not occurred on or prior to September 30, 2016, as such date may be extended by mutual agreement of Buyer and Seller, upon written notice by Buyer to Seller or Seller to Buyer; provided that the Person providing notice of termination is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement.

2.             No Other Amendment. All other terms and conditions of the Agreement that are not expressly amended by this Amendment, including without limitation the representations, warranties, covenants and agreements of the respective parties, shall remain in full force and effect without other or further amendment or modification.

3.             Counterparts. This Amendment may be executed in multiple counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

[Signature Page to Amendment No. 1 to Asset Purchase Agreement Follows]

[Signature Page to Amendment No. 1 to Asset Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

SELLER:

CFFC PROMOTIONS, LLC

By:  /s/ Robert J. Haydak

Name: Robert J. Haydak

Title: CEO

MEMBERS:

  /s/ Robert J. Haydak

Robert J. Haydak

  /s/ Michael V. Constantino

Michael V. Constantino

BUYER:

ALLIANCE MMA, INC.

By:  /s/ Paul K. Danner, III

Name: Paul K. Danner, III

Title: CEO